UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33156 (Commission File Number)	20-4623678 (I.R.S. Employer Identification No.)

350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

First Solar, Inc. (the “Company”) and James A. Hughes have mutually agreed that Mr. Hughes will no longer serve in an advisory capacity to the Company and will step down from the Board of Directors of the Company, effective September 1, 2016. Mr. Hughes will receive certain compensation and benefits in connection with the termination of his employment in accordance with the terms of his employment agreement. Mr. Hughes entered into a non-competition and non-solicitation agreement and a confidentiality and intellectual property agreement upon his employment, both of which shall continue to apply in accordance with their terms.

On September 2, 2016, the Company issued a press release regarding the foregoing, which is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of First Solar, Inc. dated September 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: September 2, 2016	By:	/s/ PAUL KALETA
	Name:	Paul Kaleta
	Title:	Executive Vice President and General Counsel

3